UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2011
ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way East Aurora, New York	14052

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 805-1599
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Astronics Corporation announced a one-for-ten distribution of Class B Stock to holders of both Common and Class B Stock. Stockholders will receive one share of Class B Stock for every ten shares of Common and Class B Stock held on the record date of August 16, 2011. Fractional shares will be paid in cash. The Company expects the new shares to be distributed on or about August 30, 2011.
The full text of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
Press Release of Astronics Corporation dated August 2, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Dated: August 2, 2011	By:	/s/ David C. Burney

		Name:	David C. Burney
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Astronics Corporation August 2, 2011